UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported)

February 8, 2007

BENDA PHARMACEUTICAL, INC.
(Exact name of registrant as specified in charter)

Delaware
(State or other Jurisdiction of Incorporation or Organization)

000-16397	Changjiang Tower, 23rd Floor No. 1 Minquan Road Wuhan, Hubei Province, PRC	41-2185030
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

+86 (27) 8537-5532
(Registrant's telephone
number, including area code)

Applied Spectrum Technologies, Inc.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 4.01 Change in Registrant’s Certifying Accountant.

On February 8, 2007, Benda Pharmaceutical, Inc. (the “Registrant” or “Benda”), formerly Applied Spectrum Technologies Inc., dismissed Schwartz Levitsky Feldman LLP (“SLF”) as its independent registered public accounting firm. SLF was previously appointed on January 9, 2007 as the independent auditors of Benda for the fiscal year ended September 30, 2006 on whose financial statements they rendered an unqualified opinion on January 11, 2007. On November 15, 2006, the Registrant closed an Exchange Agreement with Ever Leader Holdings Limited (“Everleader”), a Hong Kong based pharmaceutical manufacturer. On November 17, 2006, SLF was engaged to audit the financial statements of Everleader for the fiscal years ended December 31, 2005 and 2004. Pursuant to Item 304(a) of Regulation S-B under the Securities Act of 1933, as amended, and under the Securities Exchange Act of 1934, as amended, the Registrant reports as follows:

(a)	(i)	SLF was dismissed as Benda’s independent registered public accounting firm effective on February 8, 2007.

(ii)
During the fiscal year ended September 30, 2006 for which SLF issued an auditing report, Benda’s financial statements did not contain any adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. SLF did not render an audit opinion on Benda’s financial statements for the fiscal years ended September 30, 2005 and 2004, which years were previously audited by another registered public accounting firm.

(iii)	The termination of SLF was approved by the Company’s Board of Directors.

(iv)
a) Benda and SLF did not have any disagreements with regard to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the year ended September 30, 2006 for which SLF issued an audit report, and the subsequent interim period through February 8, 2007; nor did Benda have any disagreements with any former accountant during the two most recent years and the subsequent interim period through February 8, 2007.

b) As required by applicable Securities legislation, Benda engaged SLF to audit the financial statements of Everleader for the fiscal years ended December 31, 2005 and 2004. During the period of the engagement with SLF, neither Benda nor Everleader had retained a qualified Chief Financial Officer. Accordingly, neither Benda nor Everleader had the technical expertise and as a result was unable to provide sufficient audit documentation and/or information to allow SLF to complete the audit of Everleader for the years ended December 31, 2005 and 2004. .

(v)	During Benda’s fiscal years ended September 30, 2006, 2005 and 2004 and the subsequent interim period through February 8, 2007, Benda did not experience any reportable events.

(b)
The Registrant has requested SLF to furnish it with a letter addressed to the SEC stating whether it agrees with the statements made by the Registrant regarding SLF. Attached hereto as Exhibit 16.1 is a copy of SLF’s letter to the SEC dated February 28, 2007

Item 9.01 Financial Statement and Exhibits.

(d)	EXHIBITS

16.1	Letter dated February 28, 2007, from Schwartz Levitsky Feldman LLP to the United
States Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

BENDA PHARMACEUTICAL, INC.

Date: February 28, 2007	By:	/s/ Yiqing Wan
Yiqing Wan President